1 Midwest IDEAS Conference August 2025

Legal disclaimer This presentation may include forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding financial projections and/or goals, anticipated performance of the Company and its affiliates, and future organizational, marketing and product strategies. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or and operations, expressed or implied by the forward-looking statements, including, but not limited to, the following: our future ability to continue as a going concern; our ability to realize expected benefits from our strategic plans; our ability to implement any restructuring and cost-reduction efforts; our limited liquidity; our ability to mitigate the impact of new and increased tariffs and similar restrictions on our business; our reliance on third-party manufacturers, which operate mostly outside of the U.S., and problems with, or the loss of, our suppliers or an inability to obtain raw materials; our dependence on cash generated from operations to support our business and our growth initiatives; our continued ability to comply with the listing standards of the NYSE; the effects of the reverse stock split effected in July 2025 on the trading of our Class A common stock; risks associated with fluctuations in the price of our Class A common stock; risks associated with our indebtedness, including the limits imposed by our indebtedness to invest in the ongoing needs of our business; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to design, develop and introduce new products; our ability to manage our future growth effectively; our ability to expand into additional markets; risks associated with our international operations; our inability to sustain historic growth rates; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls, including write-offs; geopolitical actions, natural disasters, or pandemics; the ability of our largest stockholders to influence corporate matters.. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated by our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 and as may be further updated in other filings we make with the Securities and Exchange Commission, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Measures We report our financial results in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We use adjusted gross profit, adjusted gross profit margin, adjusted EBITDA and adjusted EBITDA margin, because we believe they are useful indicators of our operating performance. Our management uses these non-GAAP measures principally as measures of our operating performance and believes that these non-GAAP measures are useful to our investors because they are frequently used by securities analysts, investors and other interested parties in their evaluation of the operating performance of companies in industries similar to ours. Our management also uses these non-GAAP measures for planning purposes, including the preparation of our annual operating budget and financial projections. None of these non-GAAP measures is a measurement of financial performance under U.S. GAAP. These non-GAAP measures should not be considered in isolation or as a substitute for a measure of our liquidity or operating performance prepared in accordance with U.S. GAAP and are not indicative of net income (loss) as determined under U.S. GAAP. In addition, the exclusion of certain gains or losses in the calculation of non-GAAP financial measures should not be construed as an inference that these items are unusual or infrequent as they may recur in the future, nor should it be construed that our future results will be unaffected by unusual or non-recurring items. These non-GAAP financial measures have limitations that should be considered before using these measures to evaluate our liquidity or financial performance. Some of these limitations are as follows. These non-GAAP measures exclude certain tax payments that may require a reduction in cash available to us; do not reflect our cash expenditures, or future requirements, for capital expenditures (including capitalized software developmental costs) or contractual commitments; do not reflect changes in, or cash requirements for, our working capital needs; do not reflect the cash requirements necessary to service interest or principal payments on our debt; exclude certain purchase accounting adjustments related to acquisitions; and exclude equity-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy. In addition, other companies may define and calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures. 2

Today’s Presenters John Larson Chief Executive Officer Laura Coffey Chief Financial Officer 3

Our Vision To grow a leading portfolio of lifestyle brands that our communities love, trust, and rave about 4 S O L O B R A N D S solo brands

SOLO BRANDS OVERVIEW

Solo Brands is a portfolio of innovative lifestyle brands that are redefining the outdoor & apparel industries solo stove



chubbies



ISLE



ORU KAYAK™

NYSE **SBDS**	Went public in **2021**
Headquartered in **Grapevine, TX**	Employees **~400**
LTM Revenue* **$407M**	LTM Adj. EBITDA* **$27M**

Sales Mix (LTM Q2 '25)


Solo Stove
Chubbies
Watersports
9%
32%
59%

solo brands

* As of June 30, 2025.

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We Have Strong Enthusiast Brands 6 ‒ Passionate communities of loyal, high-value customers ‒ Solo Stove has over 220,000 5 Star Customer Reviews! ‒ Our two largest brands have strong customer advocacy Net Promoter Score (NPS) 73 #1 in Outdoor Goods Market, 99th percentile S O L O B R A N D S Net Promoter Score (NPS) 54

Challenges at the start of 2025 7 Elevated Cost Structure – Significant structural costs that needed to be streamlined while facing revenue decline Debt Refinancing – Entered 2025 with an imminent refinancing deadline Tariff Exposure – Rising and uncertain tariffs introduced additional cost pressures, requiring proactive cost mitigation Going Concern Disclaimer – A going concern disclosure was added at year-end 2024, underscoring the urgency for change NYSE Trading Suspension – Faced temporary suspension from active trading on NYSE and impacted investor confidence Key Partner Challenges – Navigated challenges in retailer and vendor relationships Uncertain Consumer Environment – Operating in a tough consumer climate with discretionary spending under pressure S O L O B R A N D S

8 S O L O B R A N D S Q 2 M I L E S T O N E S Trading under a new ticker symbol SBDS, on the NYSE In Q2 we achieved significant milestones to put Solo Brands on the path for success Refinanced debt through June 2028 Removal of going concern disclaimer Reinstatement of the trading of our Class A common stock on NYSE

1) Gross profit, less inventory charges associated with restructuring and consolidation activities and tooling depreciation. Please refer to Appendix for reconciliation of GAAP to non-GAAP measures. 2) Represents total SG&A. 3) Please refer to Appendix for reconciliation of GAAP to non-GAAP measures. Net Sales Adjusted Gross Profit (1) Adjusted EBITDA (3) $132 $92 Q2 '24 Q2 '25 ($ millions) $84 $57 63.6% 61.7% Q2 '24 Q2 '25 % M ar gi n ($ m ill io ns ) $15 $11 11.7% 11.4% Q2 '24 Q2 '25 % M ar gi n ($ m ill io ns ) 9 SG&A (2) $71 $48 53.8% 51.7% Q2 '24 Q2 '25 % M ar gi n ($ m ill io ns ) While we anticipated near-term revenue pressure as we shifted away from a promotional model and worked through excess inventory at retailers, we have offset much of the impact through meaningful reductions in SG&A, supporting Adj. EBITDA performance S O L O B R A N D S Q 2 F I N A N C I A L P E R F O R M A N C E

Net Sales Segment EBITDA $122 $64 YTD Q2 '24 YTD Q2 '25 ($ millions) $13 $23 18.4% 26.1% YTD Q2 '24 YTD Q2 '25 % M ar gi n ($ m ill io ns ) 10 Segment EBITDA $22 $2 18.4% 3.0% YTD Q2 '24 YTD Q2 '25 % M ar gi n ($ m ill io ns ) Net Sales $69 $87 YTD Q2 '24 YTD Q2 '25 ($ millions) S O L O B R A N D S Y T D Q 2 S E G M E N T R E S U L T S Solo Stove has been facing significant headwinds as retailers work through excess inventory, while Chubbies delivered a solid 1st half performance

Reset and Refocus 11

12 S O L O B R A N D S R E S E T & R E F O C U S Product Innovation ‒ Early 2025: Surge teams were launched to execute a disciplined transformation of our Company to deliver a structurally smaller, profit-driven business model Organizational Design Marketing Effectiveness Pricing/Promo Strategies

solo brands
SOLO BRANDS RESET & REFOCUS

Organizational Design

- Meaningful strides have been made in our transformation toward a disciplined, structurally smaller, profit-driven business model
- Established a Project Management Office to oversee and track profit-focused initiatives and headcount reductions on a weekly basis
- Reduced Q2 FY25 SG&A expenses by 33% year-over-year
  - Thorough examination of all expenses including a nearly 20% reduction in workforce since January 1, 2025
  - Consolidated operations by closing two warehouses, with additional opportunities currently under review to optimize our footprint
  - Lowered reliance on outside professional fees to further reduce costs
- Created enterprise-wide Centers of Expertise to drive efficiencies and standardize best practices across the portfolio solo brands
13

Pricing/Promotion Strategy 14 ‒ Chasing top line results with aggressive promotional strategies hurt our position with key retailers heading into 2025 ‒ New Minimum Advertised Price (MAP) structure intended to strengthen brand value and retailer alignment ‒ Coordinated promotional calendar aligned with key retail partners ‒ Driving customer engagement through superior product innovation and customer experiences rather than relying on promotional discounting ‒ Solo Stove is now better positioned as a premium, value-adding brand for retailers S O L O B R A N D S R E S E T & R E F O C U S

Marketing Effectiveness 15 ‒ Marketing was our largest spend category in FY24, representing over 20% of revenue ‒ Eliminated high-cost, low-return marketing partnerships ‒ Implemented a profit focused return on ad spend metric, which includes profit margin by product and by ad into the typical ROAS metric ‒ Focusing on selective brand marketing spend, with emphasis on performance marketing that drives profitability S O L O B R A N D S R E S E T & R E F O C U S

16 S O L O B R A N D S P R O D U C T I N N O V A T I O N New Fall Product Launches Designed to Strengthen Solo Stove’s Innovation Pipeline Q3/Q4 ‘25

17 WindchillTM 47 Cooler + A/C In 2026 the Product Innovation continues ……………………….

18 S O L O B R A N D S P R O D U C T I N N O V A T I O N CHUBBIES X NFL 2025 COLLECTION TEXTURED SWIM RESET COLLECTION Exciting Spring ‘25 Introductions Chubbies will expand its portfolio with strategic Spring ‘26 launches Chubbies 2” Shorts Chubbies NFL Gear Q2 ‘26

19 S O L O B R A N D S P R O D U C T I N N O V A T I O N Isle is launching a new product line in Q4 to expand its portfolio Q4 ‘25

Wrap up and Summary 20

21 ‒ Achieved significant milestones in Q2 to put Solo Brands on the path for success (Debt refinanced, Removal of going concern disclaimer, Reinstatement of the trading of our Class A common stock on NYSE) ‒ We are making meaningful progress in our transformation into a disciplined, structurally smaller, profit-driven company ‒ SG&A expenses in Q2 ’25 were down 33% year-over-year, demonstrating the impact of our cost reduction actions ‒ At Solo Stove, we’ve taken decisive steps away from heavy promotional activity, and working with MAP integrity at the center of building a stronger long-term foundation with our retail partners ‒ Critical work remains, and the upcoming 4th quarter holiday season will be a key milestone in our transformation journey ‒ We are energized by a strong pipeline of new product launches, which we believe are setting us up to capture future growth S O L O B R A N D S W R A P U P / S U M M A R Y

Why Invest in Solo Brands Now? 22 Clear leader in core markets (fire pits, pizza ovens and men’s swim) Our brands focus on high-value consumers that value premium products Brands have a passionate community of loyal customers and high Net Promoter Scores Both Solo Stove and Chubbies play in the premium segment of markets that are aligned with current trends, enabling brands to command higher margins Significant resizing of the company to a structurally smaller, profit driven business model Balance sheet risk reduced; debt refinanced through 2028, removal of going concern disclaimer, positioned for stability and transformation Cohesive new leadership team of top talent aligned on future vision, focused on the right issues & excited to revitalize growth Clear adjacencies with high optionality on path for expansion (e.g., product expansion opportunities) S O L O B R A N D S W H Y I N V E S T

Appendix 23

Reconciliation of Non-GAAP Financial Information to GAAP 24

Reconciliation of Non-GAAP Financial Information to GAAP Note: Numbers may not tie due to rounding. 25